                                  SCHEDULE 14A
                                 (Rule 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

                   Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. ___)

Filed by the Registrant [X]       Filed by a Party other than the Registrant [ ]

Check the Appropriate Box:

     [X]  Preliminary Proxy Statement
     [ ]  Definitive Proxy Statement
     [ ]  Definitive Additional Materials
     [ ]  Soliciting Material Under Rule 14a-12
     [ ] Confidential, for use of the Commission only (as permitted by Rule 14a-6(e)(2))

                          PFL Endeavor Target Account
                (Name of Registrant as Specified in Its Charter)

                                       N/A
                        ---------------------------------
     (Name of Person Filing Proxy Statement, if Other Than the Registrant)

Payment of filing fee (check the appropriate box):

     [X]  No fee required.

     [ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
          0-11.

          (1)  Title of each class of securities to which transaction applies:
               N/A
          (2)  Aggregate number of securities to which transaction applies: N/A
          (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
               N/A
          (4)  Proposed maximum aggregate value of transaction: N/A
          (5)  Total fee paid: $0

     [ ]  Fee paid previously with preliminary material

     [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
          (1)  Amount Previously Paid: N/A
          (2)  Form, Schedule or Registration Statement No.: N/A
          (3)  Filing Party: N/A
          (4)  Date Filed: N/A

                           PFL ENDEAVOR TARGET ACCOUNT
                             2101 East Coast Highway
                                    Suite 300
                        Corona del Mar, California 92625

                                 August 11, 2000

Dear Policy Owner:

As the owner of an Endeavor variable annuity policy (the "Policy") issued by PFL Life Insurance Company ("PFL Life"), some or all of your Policy value is invested in the PFL Endeavor Target Account (the "Target Account"). The Board of Managers of the Target Account has called a Special Meeting of Policy Owners on September 25, 2000, at _____ Central Time, and you have the right to vote at that Special Meeting. Before the Special Meeting, the Board would like your vote on the important proposal described in the accompanying Notice of Special Meeting and Proxy Statement. You will be asked to vote on one proposal regarding the Target Account:

          1. To approve or disapprove a change in the Target Account's investment objective whereby the Target Account will invest exclusively in shares of the Capital Guardian U.S. Equity Portfolio of Endeavor Series Trust.

The Board of Managers believes that this change in investment objective is in Policy Owners' best interests and recommends that the Policy Owners of each subaccount approve the proposal.

YOUR VOTE IS IMPORTANT! Please take the time to familiarize yourself with the proposal, and to sign and return your proxy card(s) in the enclosed postage-paid envelope today. You may receive more than one proxy card if you have Policy value in more than one Target Series. Please sign and return each card you receive. You may also vote by calling toll-free 1-888-__________, or via the Internet at www.proxyweb.com, if eligible. Instructions on how to complete the proxy card, vote by telephone, or via the Internet are included immediately after the Notice of Special Meeting.

If you have any questions about the proxy, please call our proxy solicitor, [D.F. King & Co., Inc., at 1-800-829-6551]. If we do not receive your completed proxy card(s) within several weeks, the proxy solicitor may contact you to remind you to vote.

Thank you for taking the time to participate in these important matters.

                                    Sincerely,


                                    Vincent J. McGuinness, Jr.
                                    President

                           PFL ENDEAVOR TARGET ACCOUNT

                        The Dow(SM) Target 10 (July Series)
                         The Dow(SM) Target 5 (July Series)
                       The Dow(SM) Target 10 (January Series)
                       The Dow(SM) Target 5 (January Series)

                             2101 East Coast Highway
                                    Suite 300
                        Corona del Mar, California 92625

                   NOTICE OF SPECIAL MEETING OF POLICY OWNERS

To the Policy Owners of PFL Endeavor Target Account:

The Board of Managers of the PFL Endeavor Target Account (the "Target Account"), a managed separate account established under Iowa law by the PFL Life Insurance Company, HEREBY GIVE NOTICE THAT a Special Meeting of the Target Account's Policy Owners will be held at _______________________________________ on
September 25, 2000 at ________ Central Time and any adjournments thereof (collectively, the "Special Meeting") for the following purposes:

          1. To approve or disapprove a change in the Target Account's investment objective whereby the Target Account will invest exclusively in shares of the Capital Guardian U.S. Equity Portfolio of Endeavor Series Trust.

          2. To transact such other business as may properly come before the Special Meeting or any adjournment thereof.

The Board of Managers has fixed the close of business on July 28, 2000 as the record date for determining Policy Owners entitled to notice of and to vote at the Special Meeting.

YOUR VOTE IS IMPORTANT! Whether you expect to attend the Special Meeting or not, please complete, sign, date and promptly return the accompanying Proxy Card(s) in the enclosed envelope, which needs no postage if mailed in the United States, or follow the instructions in the materials relating to telephone or internet voting. The following page of this Notice provides instructions on properly executing the Proxy Card.

                                    By order of the Board of Managers

                                    Gail Hanson
                                    Secretary
August 11, 2000

                      INSTRUCTIONS FOR SIGNING PROXY CARDS

The following general rules for signing proxy cards may be helpful to you and may avoid the time and expense to the Target Account involved in validating your vote if you fail to execute your proxy card properly.

1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.
2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card.
3. All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

   Registration (Policy Owners)                    Valid Signature
   ----------------------------                    ---------------

   Corporate Accounts
   ------------------
   (1) ABC Corp..................................   ABC Corp.
   (2) ABC Corp..................................   John Doe, Treasurer
   (3) ABC Corp.
       c/o John Doe, Treasurer...................   John Doe
   (4) ABC Corp. Profit Sharing Plan.............   John Doe, Trustee

   Trust Accounts
   --------------
   (1) ABC Trust.................................   Jane B. Doe, Trustee
   (2) Jane B. Doe, Trustee
       u/t/d 12/28/78............................   Jane B. Doe

   Custodial or Estate Accounts
   ----------------------------
   (1) John B. Smith, Cust.
       f/b/o John B. Smith, Jr. UGMA.............   John B. Smith
   (2) Estate of John B. Smith...................   John B. Smith, Jr., Executor

                       INSTRUCTIONS FOR TELEPHONE VOTING

To vote your proxy by telephone follow the four easy steps below.

1.   Read the accompanying proxy information and ballot.
2. Identify the fourteen-digit "CONTROL NO." in the upper portion of your ballot on the left-hand side. This control number is the key to casting your vote over the telephone.
3.   Dial [1-888-221-0697].
4.   Follow the simple recorded instructions.

                    INSTRUCTIONS FOR VOTING OVER THE INTERNET

To vote your proxy via the Internet follow the four easy steps below.

1.   Read the accompanying proxy information and ballot.
2.   Go to [www.proxyweb.com].
3. Enter the fourteen-digit "CONTROL NO." from the upper portion of your ballot on the left-hand side of your proxy card.
4.   Follow the simple online instructions.

If you hold your Policy through an intermediary, please refer to your proxy card to determine if the intermediary permits you to vote via another Internet site, and follow the instructions provided on the proxy card. You do not need to return your proxy card if you vote via an Internet site.

                           PFL ENDEAVOR TARGET ACCOUNT

                        The Dow(SM) Target 10 (July Series)
                         The Dow(SM) Target 5 (July Series)
                       The Dow(SM) Target 10 (January Series)
                       The Dow(SM) Target 5 (January Series)

                             2101 East Coast Highway
                                    Suite 300
                        Corona del Mar, California 92625

                                 PROXY STATEMENT

                        SPECIAL MEETING OF POLICY OWNERS
                              _______________, 2000


The Board of Managers of the PFL Endeavor Target Account (the "Target Account") is furnishing this Proxy Statement in connection with the solicitation of proxies from each of the four Series, or subaccounts (the "Subaccounts") of the Target Account. The Board of Managers (the "Board") intends to use the proxies at a Special Meeting of Policy Owners of the Target Account to be held at _______ Central Time on September 25, 2000 at _______________________________,
and any adjournments thereof (collectively, the "Special Meeting"). A notice of the Special Meeting and a proxy card accompany this Proxy Statement. This Proxy Statement and the accompanying Notice of Special Meeting and proxy card(s) are first being mailed to Policy Owners on or about August 11, 2000.

The Board has retained D. F. King as the Target Account's proxy solicitor for the Special Meeting of Policy Owners. In addition to soliciting proxies by mail, beginning on or about August 11, 2000 proxy solicitations may also be made by telephone, e-mail or personal interviews conducted by officers of the Target Account, regular employees of the Target Account's manager Endeavor Management Co. (the "Manager"), D. F. King, or other representatives of the Target Account.

The Target Account and the Manager will equally share the proxy solicitation costs (approximately $20,000), and the expenses incurred for preparing this Proxy Statement and its enclosures. You can obtain a free copy of the Target Account's most recent annual and semi-annual report by writing the Target Account at 2101 East Coast Highway, Suite 300, Corona del Mar, CA 92625, or by calling 1-800-854-8393.

Your investment in the Target Account is measured by units ("Units"). If you properly execute and return the enclosed proxy in time to be voted at the Special Meeting, PFL Life Insurance Company ("PFL Life") will vote the Units represented by the proxy in accordance with the instructions marked therein. Unless you mark instructions to the contrary on the proxy, PFL Life will vote FOR the matter listed in the accompanying Notice of Special Meeting of Policy Owners.

Any Policy Owner who has given a proxy has the right to revoke it at any time prior to its exercise either by attending the Special Meeting and voting his or her Units in person, or by submitting a letter of revocation or a later-dated proxy to the Target Account at the above address prior to the date of the Special Meeting.

If a quorum is not present at the Special Meeting, or if a quorum is present but the Board does not receive sufficient votes to approve or disapprove the proposal, the persons named as proxies on the enclosed proxy card may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies. Abstentions will not count as votes "FOR" or "AGAINST" the proposal to be voted on at the Special Meeting; however, abstentions will count in determining whether a quorum is present at the Special Meeting. The Board may consider the following factors in determining whether to adjourn the Special
Meeting:

     .    the nature of the proposal that is the subject of the Special Meeting;
     .    the percentage of votes actually cast;
     .    the percentage of negative votes actually cast;
     . the nature of any further solicitation and the information to be provided to Policy Owners with respect to the reasons for the solicitation.

Any adjournment will require the affirmative vote of a majority of those Units represented at the Special Meeting in person or by proxy. Under the Target Account's Rules and Regulations, a quorum is constituted by the presence, in person or by proxy, of the holders of a majority of the outstanding Units of the Target Account entitled to vote at the Special Meeting.

The Board of Managers has set the close of business on July 28, 2000 as the record date (the "Record Date") for determining Policy Owners of the Target Account entitled to notice of and to vote at the Special Meeting.

                                    PROPOSAL

     To approve or disapprove a change in the Target Account's investment objective whereby the Target Account will invest exclusively in shares of the Capital Guardian U.S. Equity Portfolio of Endeavor Series Trust.

The Target Account currently is a managed separate account consisting of four target series subaccounts. The current investment objective of each target series subaccount is to provide an above-average total return through a combination of dividend income and capital appreciation. To pursue this investment objective:

     each of the Dow(SM) Target 10 Subaccounts invests in the common stock of the 10 companies in the Dow Jones Industrial Average that have the highest dividend yield as of a specified business day and holds those stocks for the following 12-month period; and

     each of the Dow(SM) Target 5 Subaccounts invests in the common stock of the five companies with the lowest per share stock price of the 10 companies in the Dow Jones

     Industrial Average that have the highest dividend yield as of a specified business day and holds those stocks for the following 12-month period.

To date, the investment results of the Target series subaccounts have been very poor. For the one year ending May 31, 2000, the subaccounts have all lost value -- from 12% to over 27%, as shown in the following table/1/:

-------------------------------------------------------------------------------------------------------------
PFL Endeavor                            Non Standard Average Annual and Total Return to May 31, 2000
Variable Annuity (1.40%)     --------------------------------------------------------------------------------
Performance Values
(Without Surrender charge)            Total Return            Average Return        Total
                                                                                   Return
-------------------------------------------------------------------------------------------------------------
                                                                      Since          Since        Portfolio
                                                   Year      One    Portfolio      Portfolio      Inception
Fund Name:                     Month   Quarter   to Date    Year    Inception      Inception        Date
-------------------------------------------------------------------------------------------------------------
Dow Target 5 (July Series)     -4.50%    10.32%    -0.88%  -18.08%       -2.31%           -4.38%  Jul-01-1998
Dow Target 10 (July Series)    -0.13%     9.21%    -3.37%  -12.07%       -1.12%           -2.14%  Jul-01-1998
Dow Target 5 (Jan Series)       4.30%     9.95%   -13.81%  -27.94%      -15.78%          -21.45%  Jan-04-1999
Dow Target 10 (Jan Series)     -0.35%     6.85%    -9.84%  -19.02%       -8.14%          -11.25%  Jan-04-1999
-------------------------------------------------------------------------------------------------------------

The Board believes that the Target Account's investment strategy, of investing in the highest yielding stocks of the Dow Jones Industrial Average, results in missing some of the best investment opportunities available, perhaps because the nature and financial behavior of the companies in the Dow Jones Industrial Average has changed. Many 'new economy' companies, some of which are represented in the Dow Jones Industrial Average, do not always have the same financial practices, such a paying regular dividends, as many 'old economy' industrial companies. Therefore, the Board believes that the Target Account's prospects for improved investment performance are not good.

Upon further review, the Board believes that current and future owners of interests in the Target Account would be better served if the Target Account changed its investment objective. The Board proposes that instead of functioning as a management investment company comprising four subaccounts investing in individual companies according to the "target" strategies, the Target Account should become a unit investment trust investment company with one subaccount investing exclusively in shares of a single portfolio of Endeavor Series Trust -- the Capital Guardian U.S. Equity Portfolio (the "Portfolio").

The Portfolio is a newly established portfolio of Endeavor Series Trust. The Portfolio's investment objective is to provide long-term growth of capital. Capital Guardian Trust Company

-------------------

     /1/ These figures are for the Endeavor Variable Annuity, with the Return of Premium death benefit, and do not reflect the surrender charge. The performance figures would be even worse for other death benefits, and if the surrender charge was reflected. The figures are nearly the same for the Endeavor ML Variable Annuity and the Endeavor Platinum Variable Annuity.

("Capital Guardian"), 333 South Hope Street, Los Angeles, CA 90071, will serve as the Portfolio's investment adviser. Capital Guardian will make the day-to-day investment decisions, arrange for the execution of portfolio transactions, and generally manage the Portfolio's investments. Capital Guardian is an indirect subsidiary of the Capital Group Companies, Inc. Capital Guardian has been providing investment management services since 1968 and managed approximately $123 billion in investments as of December 31, 1999.

The Portfolio will invest primarily in common stocks (or securities convertible or exchangeable into common stocks) and preferred stocks of U.S. companies and securities whose principal markets are in the U.S. (including American Depositary Receipts), and other U.S. registered foreign securities, with market capitalization greater than $1 billion at the time of purchase. The Portfolio may invest up to 15% of its total assets in securities of issuers domiciled outside the U.S. and not included in the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500 Index"). In selecting investments, greater consideration is given to potential appreciation and future dividends than to current income. A prospectus describing the Portfolio is provided in Appendix A.

Based on the research carried out by Capital Guardian's analysts, portfolio managers look across industry sectors in selecting stocks for the Portfolio. With a long-term perspective, portfolio managers look for quality companies at attractive prices that will outperform their peers over time. The Portfolio may purchase both "value" and "growth" stocks. In keeping with the Capital Guardian's bottom-up philosophy, the weighting for any given sector reflects the portfolio managers' and analysts' assessments and outlooks for individual companies within that sector. Weightings are arrived at through individual stock selection rather than through top-down judgments.

To meet redemption requests or pending investment of its assets or during unusual market conditions, the Portfolio may invest all or a portion of its assets in preferred stocks, bonds, cash and cash equivalents. The investment adviser's judgment regarding the current investment outlook will determine the relative amounts to be invested in these different asset classes.

The Target Account's Board of Managers consists mostly of the same people as the Board of Trustees of the Endeavor Series Trust. In addition, the Target Account's Manager, Endeavor Management Co. (an affiliate of PFL Life), is also the Manager of the Endeavor Series Trust. As such, the Manager has overall responsibility for the general management and administration of the Portfolio. The Manager monitors Capital Guardian's investment program and pays Capital Guardian's fee. The annual management fee, as a percentage of the Portfolio's average daily net assets, that the Manager will receive from the Portfolio for its services is 0.90% of the first $150 million of net assets; 0.875% of net assets over $150 million up to $300 million; 0.825% of net assets over $300 million up to $500 million; 0.80% of net assets over $500 million. The Manager then pays Capital Guardian a fee as a percentage of the Portfolio's average daily net assets as follows: 0.50% of the first $150 million of net assets; 0.45% of net assets over $150 million up to $300 million; 0.35% of net assets over $300 million up to $500 million; 0.30% of net assets over $500 million. It is estimated that the operating expenses for the first year of operations for the Portfolio would be ___% of the Portfolio's average daily net assets.

Currently, each Target Sub-Account pays the Manager a management fee of 0.75% per year of average net assets; operating expenses for 1999 ranged from 0.32% to 0.52% of average net assets. Current and pro forma fee tables and expense examples are in Appendix B hereto.

Restructuring the Target Account

Currently, the Target Account is an actively managed fund (a management investment company) investing directly in a portfolio of securities. If Policy Owners in each subaccount of the Target Account approve the proposed change in investment objective, then the Target Account will be restructured into a passive account (a unit investment trust investment company) that no longer holds a portfolio of securities directly, but will hold securities indirectly through the intermediate vehicle of the Endeavor Series Trust. The restructuring will involve:

     .    selling the assets in each of the four Target Account subaccounts;
     . using the cash proceeds to purchase an equivalent amount of shares of the Portfolio;
     .    combining the four subaccounts into a single subaccount; and
     . designating that subaccount as a subaccount of the PFL Endeavor VA Separate Account.

Following the restructuring, the net asset value per share of the Portfolio will determine the value of a unit in the subaccount of the Target Account. The total value of a Policy Owner's interests in the Target Account immediately before the restructuring will be the same as the value of such interests immediately after the restructuring. [PFL will pay any brokerage commissions related to the liquidation of the Target Account's assets.] These changes will not create any tax consequences to Policy Owners

It is anticipated that the restructuring will occur on October 2, 2000, or as soon thereafter as practicable following Policy Owner approval.

Consideration by the Board of Managers

The Board believes that changing the Target Account's investment objective will benefit Policy Owners. On July 24, 2000, the Board, including the members who are not "interested" persons of the Target Account, the Endeavor Series Trust, or Capital Guardian, voted to approve the restructuring and change in investment objective. Before deciding on investing in the Portfolio, the Board considered such information as they deemed reasonably necessary to enable them to evaluate Capital Guardian's capabilities.

The material factors the Board considered included:

     1.   the prior performance of the Target Account;
     2.   the nature and quality of services to be rendered by Capital Guardian;
     3. Capital Guardian's prior experience managing other registered investment companies and institutional private accounts that have investment objectives, policies, strategies and risks substantially similar to those of the Portfolio;
     4.   the fee to be paid to Capital Guardian.

The Board was satisfied that Capital Guardian (1) was knowledgeable and experienced in the operations of the relevant financial markets and in the laws that are applicable to such operations, and (2) had the personnel, financial resources and standing in the financial community to enable it to manage the Portfolio adequately.

After careful consideration, the Board believes that changing the Target Account's investment objective and restructuring the Target Account is in the best interests of Policy Owners.

Required Vote

Approval of the proposal with respect to a subaccount (each subaccount votes separately) requires a Majority Vote of the Units of that Subaccount. When used in this proxy statement, a "Majority Vote" means the affirmative vote of the lesser of:

     . 67% or more of the voting Units present at the Special Meeting, if more than 50% of the outstanding Units are present or represented by proxy; or

     .    more than 50% of the total outstanding Units.

If the Policy Owners in all subaccounts do not approve the proposal, the Board will consider other possible courses of action which are in the best interests of Policy Owners.

The Board of Managers recommends that the Policy Owners of each Subaccount vote "FOR" the proposal.

OTHER INFORMATION

As of the Record Date, the following number of Units of each Subaccount were outstanding:

     .    Dow(SM) Target 10 (July Series) Subaccount: ____________________
     .    Dow(SM) Target 5 (July Series) Subaccount: ____________________
     .    Dow(SM) Target 10 (January Series) Subaccount: ______________________
     .    Dow(SM) Target 5 (January Series) Subaccount: _____________________

Each full Unit is entitled to one full vote and each fractional unit is entitled to a proportionate share of one vote.

As of the Record Date, the following Policy Owners were known to the Target Account to beneficially own more than 5% of the Units of each Subaccount:

----------------------------------------------------------
           Subaccount              Name  Units  Percentage
----------------------------------------------------------
Dow(SM) Target 10 (July Series)
                                   -----------------------

----------------------------------------------------------
Dow(SM) Target 5 (July Series)
                                   -----------------------

----------------------------------------------------------
Dow(SM) Target 10 (January Series)
                                   -----------------------

----------------------------------------------------------
Dow(SM) Target 5 (January Series)
                                   -----------------------

----------------------------------------------------------

As of the Record Date, the officers and the members of the Board as a group beneficially owned less than 1% of the Units of each Subaccount.

In order that your Units may be represented at the Special Meeting, the Board requests that you:

     .    indicate your instructions on the enclosed proxy card(s);
     .    date and sign the proxy card(s);
     . mail the proxy card(s) promptly in the enclosed envelope, which requires no postage if mailed in the United States; and
     . allow sufficient time for the proxy card(s) to be received on or before _______ Central Time on September 22, 2000.

You may also vote by telephone or via the internet. Instructions for voting by telephone or via the internet appear immediately after the Notice of Special Meeting at the front of this proxy statement.

AFSG Securities Corporation, 4333 Edgewood Road NE, Cedar Rapids, IA 52499-0001, is the underwriter of the Units of each Subaccount. PFL Life Insurance Company, 4333 Edgewood Road NE, Cedar Rapids, IA 52499-0001, has responsibility for the administration of the policies and the Target Account. PFL Life Insurance Company has contracted with PFPC Inc., Mail Zone BOS610, 101 Federal Street, Boston, MA 02110, to provide administrative services with respect to the operations and investments of the Target Account.

Submission of Policy Owners' Proposals

The Target Account is not generally required to hold annual or special meetings of Policy Owners. Policy Owners wishing to submit proposals for inclusion in a proxy statement for a subsequent Policy Owners' meeting should send their written proposals to the Secretary of the Target Account, c/o PFPC Inc., Mail Zone BOS610, 101 Federal Street, Boston, MA 02110. Any such proposal must be received a reasonable time before a solicitation of proxies is made for such meeting.

Policy Owners' Request for Special Meeting

Policy Owners holding at least 10% of the Target Account's outstanding voting securities (as defined in the Investment Company Act of 1940) may require the calling of a meeting of the Target Account's Policy Owners for the purpose of voting on the removal of any Board member. Meetings of the Target Account's Policy Owners for any other purpose will also be called by the Board when requested in writing by Policy Owners holding at least 10% of the Units then outstanding or, if the Board members shall fail to call or give notice of any meeting of Policy Owners for a period of 30 days after such application, Policy Owners holding at least 10% of the Units then outstanding may call and give notice of such meeting.

Other Matters to Come Before the Meeting

The Board does not intend to present any other business at the Meeting other than as described in this Proxy Statement, nor is the Board aware that any Policy Owner intends to do so. If, however, any other matters are properly brought before the Meeting, the persons named in the accompanying proxy card will vote thereon in accordance with their judgment.

It is important that Policy Owners promptly return proxies. Policy Owners who do not expect to attend the meeting are therefore urged to complete, sign, date, and return the proxy as soon as possible in the enclosed postage paid envelope.

                                   APPENDIX B


                    Fee Table and Expense Example Comparisons


     The following tables show the fees and expenses for the Endeavor Variable Annuity Target Account as they now are, and what the combined fees and expenses of both the Account and the Capital Guardian U.S. Equity Portfolio are projected to be if the Proposal is approved and implemented ("pro forma"). There are two sets of the tables, for different versions of the Endeavor Variable annuity (one for Endeavor and Endeavor ML versions, and one set for the Endeavor Platinum).

---------------------------------------------------------------------------------------------
                     CURRENT ANNUITY POLICY FEE TABLE-Endeavor Platinum
---------------------------------------------------------------------------------------------
Policy Owner Transaction Expenses                Separate Account Annual Expenses
                                               (as a percentage of average account
                                                              value)
---------------------------------------------------------------------------------------------
Sales Load on Purchase Payments ...... 0       Mortality and Expense Risk Fee/**/ ...  1.25%
Annual Service Charge ... $35 Per Policy       Administrative Charge ................  0.15%
Transfer Fee .......... Currently No Fee       Distribution Financing Charge ........  0.25%


                                               TOTAL SEPARATE ACCOUNT ANNUAL
                                                EXPENSES ............................  1.65%
=============================================================================================
                                  Portfolio Annual Expenses
          (as a percentage of average net assets and after expense reimbursements)
---------------------------------------------------------------------------------------------
                                                                                 Total
                                                                      Rule     Portfolio
                                        Management       Other       12b-1       Annual
                                           Fees        Expenses       Fees      Expenses
---------------------------------------------------------------------------------------------
The Dow(SM) Target 10
 (January)                                 0.69%         0.51%        --          1.20%
The Dow(SM) Target 5 (January)             0.69%         0.52%        --          1.21%
The Dow(SM) Target 10 (July)               0.75%         0.38%        --          1.13%
The Dow(SM) Target 5 (July)                0.75%         0.32%        --          1.07%
---------------------------------------------------------------------------------------------

     /**/  This fee is 1.10% for the Return of Premium Death Benefit.

EXAMPLES - Current (Endeavor Platinum)

You would pay the following expenses on a $1,000 investment, assuming a hypothetical 5% annual return on assets, and assuming the entire policy value is in the applicable target series subaccount, and assuming the family income protector benefit has not been selected:

The expenses reflect different mortality and expense risk fees depending on which death benefit you select:

A = Return of Premium Death Benefit (1.10% charge)

B = 5% Annually Compounding Death Benefit or the Double Enhanced Death
    Benefit (1.25% charge)

---------------------------------------------------------------------------
                                                 1       3      5       10
Subaccounts                                    Year    Years  Years   Years
---------------------------------------------------------------------------
The Dow(SM) Target 10 (January Series)    A    $27     $84    $144    $305
                                         ----------------------------------
                                          B    $29     $89    $151    $319
---------------------------------------------------------------------------
The Dow(SM) Target 5 (January Series)     A    $28     $85    $144    $306
                                         ----------------------------------
                                          B    $29     $89    $152    $320
---------------------------------------------------------------------------
The Dow(SM) Target 10 (July Series)       A    $27     $82    $140    $298
                                         ----------------------------------
                                          B    $28     $87    $148    $313
---------------------------------------------------------------------------
The Dow(SM) Target 5 (July Series)        A    $26     $80    $137    $292
                                         ----------------------------------
                                          B    $28     $85    $145    $307
---------------------------------------------------------------------------

These examples should not be considered a representation of past or future expenses, and actual expenses may be greater or less than those shown. The assumed 5% annual return is hypothetical and should not be considered a representation of past or future annual returns, which may be greater or less than the assumed rate.

In the examples, the $35 annual service charge is reflected as a charge of 0.0181% based on average policy value of $193,841.00.

These examples do not reflect the annual fee of 0.30% of the minimum annuitization value for the family income protector rider. The above expense figures would be approximately $3 per year higher if you elected that rider.

-----------------------------------------------------------------------------------------
          CURRENT ANNUITY POLICY FEE TABLE-Endeavor and Endeavor ML Policies
-----------------------------------------------------------------------------------------
   Policy Owner Transaction Expenses             Separate Account Annual Expenses
                                               (as a percentage of average account
                                                              value)
-----------------------------------------------------------------------------------------
Sales Load on Purchase Payments ..... 0   Mortality and Expense Risk Fee/***/  ...  1.40%
Maximum Surrender Charge (as a % of       Administrative Charge ..................  0.15%
 Premium Payments Surrendered) ..... 7%
Annual Service Charge .. $35 Per Policy
Transfer Fee ......... Currently No Fee   TOTAL SEPARATE ACCOUNT ANNUAL EXPENSES..  1.55%
=========================================================================================
                                Portfolio Annual Expenses
        (as a percentage of average net assets and after expense reimbursements)
-----------------------------------------------------------------------------------------
                                                                             Total
                                                                Rule       Portfolio
                                    Management       Other     12b-1         Annual
                                       Fees        Expenses     Fees        Expenses
-----------------------------------------------------------------------------------------
The Dow(SM) Target 10
 (January)                            0.69%         0.51%        --          1.20%
The Dow(SM) Target 5 (January)        0.69%         0.52%        --          1.21%
The Dow(SM) Target 10 (July)          0.75%         0.38%        --          1.13%
The Dow(SM) Target 5 (July)           0.75%         0.32%        --          1.07%
-----------------------------------------------------------------------------------------

/***/    This fee is 1.25% for the Return of Premium Death Benefit.

EXAMPLES - Current (Endeavor and Endeavor ML)

You would pay the following expenses on a $1,000 investment, assuming a hypothetical 5% annual return on assets, and assuming the entire policy value is in the applicable subaccount, and assuming the family income protector benefit has not been selected:

The expenses reflect different mortality and expense risk fees depending on which death benefit you select:

A = Return of Premium Death Benefit (1.25%)

B = 5% Annually Compounding Death Benefit, Greater of 5% Annually Compounding through age 80 Death Benefit or Annual Step-Up through age 80 Death Benefit, or Monthly Step-Up through age 80 Death Benefit (1.40%)

------------------------------------------------------------------------------------------------------------

                                                 If the Policy is           If the Policy is annuitized at
                                              surrendered at the end        the end of the applicable time
                                              of the applicable time       period or if the Policy is simply
                                                      period.                 in the annuitization phase.
                                          ------------------------------------------------------------------
                                             1        3      5       10      1      3      5       10
Subaccounts                                Year     Years  Years   Years   Year   Years  Years    Years
------------------------------------------------------------------------------------------------------------
The Dow(SM) Target 10 (January           A  $97     $135   $184     $296     $27     $82     $140     $296
Series)                                ---------------------------------------------------------------------
                                         B  $98     $140   $191     $311     $28     $86     $147     $311
------------------------------------------------------------------------------------------------------------
The Dow(SM) Target 5 (January            A  $97     $136   $184     $297     $27     $82     $140     $297
Series)                                ---------------------------------------------------------------------
                                         B  $98     $140   $192     $312     $28     $87     $147     $312
------------------------------------------------------------------------------------------------------------
The Dow(SM) Target 10 (July              A  $96     $133   $180     $290     $26     $80     $136     $290
Series)                                ---------------------------------------------------------------------
                                         B  $97     $138   $188     $304     $27     $84     $144     $304
------------------------------------------------------------------------------------------------------------
The Dow(SM) Target 5 (July               A  $95     $131   $177     $284     $25     $78     $133     $284
 Series)                               ---------------------------------------------------------------------
                                         B  $97     $136   $185     $298     $27     $82     $141     $298
------------------------------------------------------------------------------------------------------------

These examples should not be considered a representation of past or future expenses, and actual expenses may be greater or less than those shown. The assumed 5% annual return is hypothetical and should not be considered a representation of past or future annual returns, which may be greater or less than the assumed rate.

In the examples, the $35 annual service charge is reflected as a charge of 0.0299% based on average policy value of $116,930.00.

These examples do not reflect the annual fee of 0.30% of the minimum annuitization value for the family income protector rider. The above expense figures would be approximately $3 per year higher if you elected that rider.

---------------------------------------------------------------------------------------
                PRO FORMA ANNUITY POLICY FEE TABLE-Endeavor Platinum
---------------------------------------------------------------------------------------
Policy Owner Transaction Expenses               Separate Account Annual Expenses
                                          (as a percentage of average account value)
---------------------------------------------------------------------------------------
Sales Load on Purchase Payments ..... 0  Mortality and Expense Risk Fee/****/ .. 1.25%
Annual Service Charge .. $35 Per Policy  Administrative Charge ................. 0.15%
Transfer Fee ......... Currently No Fee  Distribution Financing Charge ......... 0.25%

                                         TOTAL SEPARATE ACCOUNT ANNUAL
                                          EXPENSES ............................. 1.65%
=======================================================================================
                               Portfolio Annual Expenses
        (as a percentage of average net assets and after expense reimbursements)
---------------------------------------------------------------------------------------
                                                                           Total
                                                                Rule     Portfolio
                                    Management     Other       12b-1       Annual
                                       Fees       Expenses      Fees      Expenses
---------------------------------------------------------------------------------------
Capital Guardian U.S. Equity           0.90%*       ___%          --         ____%
---------------------------------------------------------------------------------------

"Other Expenses" are estimated for the first year of operations and are net of any expense reimbursements.



* As noted in the proxy statement, there are breakpoints, or reductions, in this fee when the assets in the portfolio reach $90 million. Currently, the assets in the Target Account are approximately $40 million.

     /****/  This fee is 1.10% for the Return of Premium Death Benefit.

EXAMPLES -Pro Forma (Endeavor Platinum)

You would pay the following expenses on a $1,000 investment, assuming a hypothetical 5% annual return on assets, and assuming the entire policy value is in the applicable target series subaccount, and assuming the family income protector benefit has not been selected:

The expenses reflect different mortality and expense risk fees depending on which death benefit you select:

A = Return of Premium Death Benefit (1.10% charge)

B = 5% Annually Compounding Death Benefit or the Double Enhanced Death Benefit
    (1.25% charge)

----------------------------------------------------------------
                                     1      3       5       10
Subaccounts                        Year   Years   Years   Years
----------------------------------------------------------------
Capital Guardian U.S. Equity    A    $      $       $       $
                               ---------------------------------
                                B    $      $       $       $
----------------------------------------------------------------

These examples should not be considered a representation of past or future expenses, and actual expenses may be greater or less than those shown. The assumed 5% annual return is hypothetical and should not be considered a representation of past or future annual returns, which may be greater or less than the assumed rate.

In the examples, the $35 annual service charge is reflected as a charge of 0.0181% based on average policy value of $193,841.00.

These examples do not reflect the annual fee of 0.30% of the minimum annuitization value for the family income protector rider. The above expense figures would be approximately $3 per year higher if you elected that rider.

---------------------------------------------------------------------------------------
         PRO FORMA ANNUITY POLICY FEE TABLE-Endeavor and Endeavor ML Policies
---------------------------------------------------------------------------------------
Policy Owner Transaction Expenses             Separate Account Annual Expenses
                                          (as a percentage of average account value)
---------------------------------------------------------------------------------------
Sales Load on Purchase Payments ....  0   Mortality and Expense Risk Fee/****/ . 1.40%
Maximum Surrender Charge  (as a % of      Administrative Charge ................ 0.15%
 Premium Payments Surrendered) ..... 7%
Annual Service Charge .. $35 Per Policy   TOTAL SEPARATE ACCOUNT ANNUAL
Transfer Fee ......... Currently No Fee    EXPENSES ............................ 1.55%
=======================================================================================
                               Portfolio Annual Expenses
         (as a percentage of average net assets and after expense reimbursements)
---------------------------------------------------------------------------------------
                                                                            Total
                                                                 Rule     Portfolio
                                    Management     Other        12b-1       Annual
                                       Fees       Expenses       Fees      Expenses
---------------------------------------------------------------------------------------
Capital Guardian U.S. Equity          0.90%*       ____%           --       ____%
---------------------------------------------------------------------------------------

"Other Expenses" are estimated for the first year of operations and are net of any expense reimbursements.

* As noted in the proxy statement, there are breakpoints, or reductions, in this fee when the assets in the portfolio reach $90 million. Currently, the assets in the Target Account are approximately $40 million.

---------------------------
       *****  This fee is 1.25% for the Return of Premium Death Benefit.

EXAMPLES -Pro Forma (Endeavor and Endeavor ML)

You would pay the following expenses on a $1,000 investment, assuming a hypothetical 5% annual return on assets, and assuming the entire policy value is in the applicable subaccount, and assuming the family income protector benefit has not been selected:

The expenses reflect different mortality and expense risk fees depending on which death benefit you select:

A = Return of Premium Death Benefit (1.25%)

B = 5% Annually Compounding Death Benefit, Greater of 5% Annually Compounding through age 80 Death Benefit or Annual Step-Up through age 80 Death Benefit, or Monthly Step-Up through age 80 Death Benefit (1.40%)

------------------------------------------------------------------------------------------------------------

                                                 If the Policy is           If the Policy is annuitized at
                                              surrendered at the end        the end of the applicable time
                                              of the applicable time       period or if the Policy is simply
                                                      period.                 in the annuitization phase.
                                          ------------------------------------------------------------------
                                             1        3      5       10      1      3      5       10
Subaccounts                                Year     Years  Years   Years   Year   Years  Years    Years
------------------------------------------------------------------------------------------------------------
Capital Guardian U.S. Equity             A   $        $      $       $       $      $      $        $
                                       -----------------------------------------------------------------
                                         B   $        $      $       $       $      $      $        $
--------------------------------------------------------------------------------------------------------

These examples should not be considered a representation of past or future expenses, and actual expenses may be greater or less than those shown. The assumed 5% annual return is hypothetical and should not be considered a representation of past or future annual returns, which may be greater or less than the assumed rate.

In the examples, the $35 annual service charge is reflected as a charge of 0.0299% based on average policy value of $116,930.00.

These examples do not reflect the annual fee of 0.30% of the minimum annuitization value for the family income protector rider. The above expense figures would be approximately $3 per year higher if you elected that rider.

                           PFL ENDEAVOR TARGET ACCOUNT

--------------------------------------------------------------------------------
  The Dow(SM) Target 10 (January Series) The Dow(SM) Target 10 (July Series)
   The Dow(SM) Target 5 (January Series) The Dow(SM) Target 5 (July Series)
--------------------------------------------------------------------------------

                            2101 East Coast Highway
                                   Suite 300
                        Corona del Mar, California 92625

Proxy solicited by the Board of Managers for a Special Meeting of Policy Owners of PFL Endeavor Target Account to be held on _____________________, 2000.

[Policy Owner]                                 Proxy Number:  __________________
[Address]                                     Policy Number:  __________________
[City, State, Zip Code]                               Units: ___________________

The undersigned Policy Owner, annuitant or participant of PFL Endeavor Target Account, having received Notice of the Special Meeting of Policy Owners of the Target Account and the Proxy Statement accompanying such Notice, each dated ___________________, 2000, hereby constitutes and appoints PFL Life Insurance Company as true and lawful attorneys of the undersigned, with full powers of substitution and revocation, to attend and to cast all votes entitled to be cast by the undersigned, for and in the name, place and stead of the undersigned, at the Special Meeting of Target Account Policy Owners to be held on ___________________, 2000 at ______ Central Time, at 4225 Edgewood Road NE,
Cedar Rapids, Iowa 52499-0001, and at any and all adjournments thereof, with all powers the undersigned would possess if personally present.

All previous proxies given with respect to all votes entitled to be cast by the undersigned at the Special Meeting are hereby revoked. The proxies will vote in the manner directed herein, or, if no direction has been indicated, "FOR" the proposal. The Board of Managers recommends that this proxy be marked "FOR" the proposal. This proxy may be revoked at any time prior to the Special Meeting by executing a subsequent proxy, or by notifying the Secretary of the Target Account in writing, or by voting in person at the Special Meeting.

Please mark, sign, date, and return all proxy forms promptly in the enclosed envelope. Please sign exactly as your name appears on this form. To vote on the proposal, using blue or black ink, indicate your choice by marking an "X" in the appropriate box as follows: [X]

The proxy form must be signed and dated for your vote to be counted.

--------------------------------------------------------------------------------
                                                           For  Against  Abstain
--------------------------------------------------------------------------------
To approve or disapprove a change in the Target            [_]    [_]      [_]
Account's investment objective whereby the Target
Account will invest exclusively in shares of the
Capital Guardian U.S. Equity Portfolio of Endeavor
Series Trust.
--------------------------------------------------------------------------------


Signature: __________________________    Signature: ____________________________

Dated: ________________, 2000